Summary Prospectus – April 27, 2015

JNL/Invesco International Growth Fund
Class A and B

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information ("SAI") and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 27, 2015, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is long-term growth of capital.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.62%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[2]	0.16%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.99%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.62%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.16%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.79%
1 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.
2 "Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Jackson National Asset Management, LLC ("JNAM") will voluntarily waive 0.02% of management fees on the Fund's assets greater than $2 billion.  There is no guarantee that JNAM will continue to provide the waiver in the future.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$101	$315	$547	$1,213

Class B
1 year	3 years	5 years	10 years
$81	$252	$439	$978

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.

Period	Class A
1/1/2014– 12/31/2014	18%

Period	Class B
1/1/2014 – 12/31/2014	18%

Principal Investment Strategies. The Fund seeks to achieve its objective by primarily investing in equity securities and depository receipts of foreign issuers.  The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S. The Fund may also invest no more than 30% in emerging markets securities.  Emerging markets countries are those countries that are in the initial stages of their industrial cycles. The Schedule of Investments included in the Fund's annual and semi-annual reports identifies the countries in which the Fund has historically invested, as of the date of the reports.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Fund invests primarily in securities of issuers that are considered by the Fund's portfolio managers to have potential for earnings or revenue growth.

The Fund invests primarily in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.

The Fund considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2014, the capitalization of companies in the Russell 1000® Index ranged from $203.5 million to $665.6 billion.

The Fund considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2014, the capitalization of companies in the Russell Midcap® Index ranged from $203.5 million to $32.7 billion.

Historically the Fund has not hedged the currency exposure created by its investments in foreign securities but has the ability to do so if deemed appropriate by the Fund's portfolio managers.

The Fund can invest in derivative instruments including forward foreign currency contracts and futures contracts.

The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund can use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Fund can invest in futures contracts, including index futures, to seek exposure to certain asset classes. The use of such futures contracts is primarily intended to manage cash balances on a short-term basis, though the managers may on occasion use such instruments, where appropriate, to manage other elements of the Fund.  A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date.

The Sub-Adviser employs a disciplined investment strategy that emphasizes fundamental research. The fundamental research primarily focuses on identifying quality growth companies and is supported by quantitative analysis, portfolio construction and risk management.  The strategy primarily focuses on identifying issuers that they believe have sustainable above-average earnings growth, efficient capital allocation, and attractive prices. Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The Sub-Adviser may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

In response to market, economic, political, or other conditions, the Sub-Adviser may temporarily use a different investment strategy for defensive purposes. If the Sub-Adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

The Fund's investments in the types of securities described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

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Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

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Currency risk – The Fund's net asset value ("NAV") could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

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Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, involve many of the same risks as direct investments in foreign securities.  These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and, speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.  Depositary receipts may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.

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Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.

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Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets.  Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

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European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities.  In addition, Europe includes both developed and emerging markets and investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.

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Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

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Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions.  This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets.

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Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security's potential worth, or the factors that are expected to increase the price of a security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

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Mid-cap and small-cap risk – The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower   markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 19.01%; Worst Quarter (ended 12/31/2008): -20.27%

Class B

Best Quarter (ended 6/30/2009): 19.11%; Worst Quarter (ended 12/31/2008): -20.26%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
JNL/Invesco International Growth Fund (Class A)	0.24%	7.62%	5.69%
MSCI AC World ex USA Growth Index (Net) (reflects no deduction for fees, expenses or taxes)	-2.65%	5.19%	5.43%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
JNL/Invesco International Growth Fund (Class B)	0.49%	7.83%	6.11%
MSCI AC World ex USA Growth Index (Net) (reflects no deduction for fees, expenses or taxes)	-2.65%	5.19%	5.43%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Invesco Advisers, Inc.

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Clas Olsson	2007	Lead Portfolio Manager
Matthew Dennis	2007	Portfolio Manager
Mark Jason	2011	Portfolio Manager
Richard Nield	2013	Portfolio Manager
Brent Bates	2013	Portfolio Manager

Purchase and Redemption of Fund Shares
Only separate accounts and qualified  plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.